UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2024

Coya Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41583	85-4017781
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5850 San Felipe St., Suite 500
Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 587-8170

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	COYA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On May 17, 2024, Coya Therapeutics, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the Alzheimer’s Drug Discovery Foundation (the “ADDF”) for the issuance and sale in a private placement (the “Private Placement”) of 603,136 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at a purchase price of $8.29 per share for gross proceeds to the Company of $5.0 million.

Pursuant to the Purchase Agreement, the Company also agreed to file a registration statement with the Securities and Exchange Commission (“SEC”) covering the resale of the Shares no later than 30 days after the date of the Purchase Agreement, and to have the registration statement declared effective as promptly as possible but in any event no later than 45 days after the date of the Purchase Agreement, subject to extension under the terms of the Purchase Agreement.

The Shares issued to the ADDF under the Purchase Agreement were issued pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D, which is promulgated under the Securities Act. The Company relied on this exemption from registration based in part on representations made by the ADDF.

The sale of the Shares pursuant to the Purchase Agreement was not registered under the Securities Act or any state securities laws. The Shares may not be offered or sold in the United States absent an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy the Shares described herein.

The above description of the material terms of the Private Placement is qualified in its entirety by reference to the form of Purchase Agreement as attached hereto as Exhibit 10.1.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 under the caption “Securities Purchase Agreement” is hereby incorporated by reference in response to this Item 3.02 of Form 8-K.

Item 7.01 Regulation FD Disclosure.

On May 20, 2024, the Company issued a press release announcing its entry into the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Purchase Agreement dated May 17, 2024, by and between the Company and the ADDF.

99.1	Press Release, dated May 20, 2024, relating to the Offering.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COYA THERAPEUTICS, INC.

Date: May 20, 2024	By:	/s/ Howard Berman
Howard Berman
Chief Executive Officer